Exhibit 99.1

 Investor Relations Contacts:

Lantronix, Inc.
Jeremy Whitaker

Chief Financial Officer
(949) 453-3990

E.E. Wang Lukowski

investors@lantronix.com

949-614-5879

Lantronix Reports Second Quarter Fiscal Year 2013 Financial Results

--Company Reports Fourth Consecutive Quarter of Non-GAAP Income; Company Reports GAAP Net Loss of $(0.03) Per Share and Non-GAAP Breakeven EPS --

Irvine, Calif., January 31, 2013 – Lantronix, Inc. (the “company”) (NASDAQ: LTRX), a leading global provider of smart M2M connectivity solutions, today reported results for its second fiscal quarter ended December 31, 2012.

Financial Highlights

▪	Net revenue of $12.2 million
▪	Gross profit as a percentage of net revenue of 49.6%
▪	GAAP net loss of $(412,000), or ($0.03) per share
▪	Non-GAAP net income of $70,000, or breakeven per share

Operational Highlights

▪	In October 2012, the company entered into an agreement with Ingram Micro Europe, a division of Ingram Micro Inc. (NYSE: IM), the largest global wholesale provider of technology products and supply chain management services, under which Ingram Micro Europe will provide advanced logistics, product delivery and distribution services for Lantronix throughout Europe.
▪	In November 2012, the company announced a sales and marketing partnership agreement with DataVision, New York’s largest independent computer and video retailer, under which DataVision agreed to market and sell the Lantronix award-winning xPrintServer™ family of mobile printing solutions both online and through DataVision’s flagship store.
▪	In November 2012, OKI Data Americas, a leading provider of print management solutions, expanded its relationship with Lantronix to become the first printer manufacturer to resell the Lantronix xPrintServer mobile printing solution.
▪	In January 2013, the company entered into an agreement with Arrow Electronics, Inc. (NYSE: ARW), to extend Arrow’s product sales programs, product delivery and distribution services for Lantronix throughout the Asia-Pacific (APAC) region.

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Product Highlights

▪	In October 2012, the company began shipping the xDirect™ device server – a compact serial-to-Ethernet device server that provides quick and easy connectivity to virtually any device or machine with a serial interface. In November 2012, the company announced the launch and worldwide availability of its new vSLM™ – the Virtual Secure Lantronix Management Appliance – a software solution designed to enable IT (information technology) managers to seamlessly integrate and manage multiple pieces of IT equipment anywhere in the enterprise.
▪	In November 2012, the company launched and began shipping the xPrintServer – Office Edition, an enterprise version of its award-winning mobile printing solution.

“Our operational and financial results for the quarter ended December 31, 2012 reflect the continued progress we achieved in executing on our strategic plan and marked the fourth consecutive quarter of non-GAAP profitability,” said Lantronix CEO Kurt Busch. “During the quarter, we continued to expand our distribution and sales relationships worldwide, launched three new products, and enhanced Lantronix’ visibility in the marketplace through increased marketing efforts.”

Financial Results for the Second Quarter of Fiscal 2013 Ended December 31, 2012

Net revenue was $12.2 million for the second quarter of fiscal 2013, an increase of $1.7 million or 16%, compared to $10.5 million for the second quarter of fiscal 2012 and an increase of $1.0 million or 9%, compared to $11.2 million for the first quarter of fiscal 2013. In large part, the sequential and year-over-year revenue growth was due to increased unit sales of our xPrintServer and SLC console server product families.

Gross profit as a percentage of net revenue was 49.6% for the second quarter of fiscal 2013, compared to 48.2% for the second quarter of fiscal 2012 and 48.8% for the first quarter of fiscal 2013.

Operating expenses were $6.4 million for the second quarter of fiscal 2013 compared to $6.4 million for the second quarter of fiscal 2012 and increased by $0.5 million or 9%, compared to $5.9 million for the first quarter of fiscal 2013. The sequential change in operating expenses was primarily due to an increase in selling, general and administrative expenses related to a marketing plan we initiated in November 2012 to drive sales growth and brand awareness for the xPrintServer product family.

GAAP net loss for the second quarter of fiscal 2013 was $(412,000), or ($0.03) per share, compared to a GAAP net loss of $(1.4 million), or ($0.13) per share, for the second quarter of fiscal 2012 and a GAAP net loss of $(430,000), or ($0.03) per share, for the first quarter of fiscal 2013.

Non-GAAP net income for the second quarter of fiscal 2013 was $70,000, or $0.00 per share compared to non-GAAP net loss of $(629,000) or $(0.06) per share for the second quarter of fiscal 2012 and non-GAAP net income of $48,000, or $0.00 per share, for the first quarter of fiscal 2013.

Cash and cash equivalents as of December 31, 2012 were $8.5 million, compared to $11.4 million as of June 30, 2012. The decrease in cash was primarily due to an increase in inventory from $6.0 million as of June 30, 2012 to $9.7 million as of December 31, 2012 to support buffer stock and anticipated customer demand.

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Conference Call and Webcast

Lantronix will host a conference call and webcast today at 2:00 p.m. Pacific Time (5:00 p.m. ET) to discuss its second quarter fiscal year 2013 financial results. Those wishing to participate in the live call should dial 866-700-7477 (international dial-in 617-213-8840) using the passcode 31619690.  A telephone replay of the call will be available through February 7, 2013 by dialing (888) 286-8010 (international dial-in 617-801-6888) and entering passcode 72135803.

About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a global leader of secure communication technologies that simplify access and communication with and between virtually any electronic device. Our smart connectivity solutions enable sharing data between devices and applications to empower businesses to make better decisions based on real-time information, and gain a competitive advantage by generating new revenue streams, improving productivity and increasing efficiency and profitability. Easy to integrate and deploy, Lantronix products remotely and securely connect electronic equipment via networks and the Internet. Founded in 1989, Lantronix serves some of the largest medical, security, industrial and building automation, transportation, retail/POS, financial, government, consumer electronics/appliances, IT/data center and pro-AV/signage entities in the world. The company's headquarters are located in Irvine, California.

For more information, visit www.lantronix.com. The Lantronix blog, http://www.lantronix.com/blog, features industry discussion and updates.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP operating expenses consist of operating expenses excluding (i) share-based compensation and related payroll taxes (ii) depreciation and amortization, and (iii) restructuring charges.

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Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit).

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our future business plans, future financial position, future results of operations and future product development strategies and schedules. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward-looking statements. Factors that could cause our expectations and reported results to vary, include, but are not limited to: final accounting adjustments and results; quarterly fluctuations in operating results; our ability to identify and profitably develop new products that will be attractive to our target markets, including products in our device networking business and the timing and success of new product introductions; changing market conditions and competitive landscape; market acceptance of our products by our customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; and cash usage including cash used for product development or strategic transactions; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see our Annual Report on Form 10-K for the year ended June 30, 2012 and subsequent Reports on Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. If the company does update or correct one or more of these forward-looking statements, investors and others should not conclude that the company will make additional updates or corrections.

© 2013 Lantronix, Inc. Lantronix is a registered trademark, and vSLM, xDirect and xPrintServer are trademarks of Lantronix, Inc.

All other trademarks and trade names are the property of their respective holders. Specifications subject to change without notice. All rights reserved.

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LANTRONIX, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	June 30,
	2012	2012
Assets
Current assets:
Cash and cash equivalents	$8,452	$11,374
Accounts receivable, net	2,348	2,674
Contract manufacturers' receivable	704	622
Inventories, net	9,694	5,955
Prepaid expenses and other current assets	598	549
Deferred tax assets	657	657
Total current assets	22,453	21,831

Property and equipment, net	1,426	1,605
Goodwill	9,488	9,488
Other assets	79	87
Total assets	$33,446	$33,011

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,126	$3,563
Accrued payroll and related expenses	1,466	2,100
Warranty reserve	222	232
Short-term debt	500	667
Other current liabilities	3,615	3,342
Total current liabilities	10,929	9,904
Non-current liabilities:
Long-term liabilities	281	303
Long-term capital lease obligations	78	48
Long-term debt	–	167
Deferred tax liabilities	657	657
Total non-current liabilities	1,016	1,175
Total liabilities	11,945	11,079

Commitments and contingencies

Stockholders' equity:
Common stock	1	1
Additional paid-in capital	203,460	203,049
Accumulated deficit	(182,359)	(181,517)
Accumulated other comprehensive income	399	399
Total stockholders' equity	21,501	21,932
Total liabilities and stockholders' equity	$33,446	$33,011

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2012	2012	2011	2012	2011
Net revenue (1)	$12,162	$11,202	$10,452	$23,364	$21,636
Cost of revenue	6,130	5,730	5,411	11,860	11,293
Gross profit	6,032	5,472	5,041	11,504	10,343
Operating expenses:
Selling, general and administrative	4,719	4,268	4,441	8,987	9,405
Research and development	1,665	1,609	1,646	3,274	3,341
Restructuring charges	–	–	269	–	269
Amortization of purchased intangible assets	–	–	18	–	36
Total operating expenses	6,384	5,877	6,374	12,261	13,051
Loss from operations	(352)	(405)	(1,333)	(757)	(2,708)
Interest expense, net	(16)	(15)	(23)	(31)	(50)
Other expense, net	(23)	5	(8)	(18)	(37)
Loss before income taxes	(391)	(415)	(1,364)	(806)	(2,795)
Provision for income taxes	21	15	13	36	26
Net loss and comprehensive loss	$(412)	$(430)	$(1,377)	$(842)	$(2,821)
Net loss per share (basic and diluted)	$(0.03)	$(0.03)	$(0.13)	$(0.06)	$(0.27)
Weighted-average common shares (basic and diluted)	14,578	14,558	10,581	14,568	10,571
Net revenue from related parties	$381	$292	$174	$673	$411

(1) Includes net revenue from related parties

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2012	2012	2011	2012	2011

GAAP net loss	$(412)	$(430)	$(1,377)	$(842)	$(2,821)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	10	11	9	21	22
Depreciation and amortization	103	99	99	202	194
Total adjustments to cost of revenue	113	110	108	223	216
Selling, general and administrative:
Costs associated with the investigation	–	–	–	–	108
Consulting fees for former CEO and CFO	–	–	–	–	153
Share-based compensation	141	146	113	287	194
Employer portion of withholding taxes on stock grants	–	1	–	1	2
Depreciation and amortization	110	116	118	226	248
Total adjustments to selling, general and administrative	251	263	231	514	705
Research and development:
Share-based compensation	55	74	71	129	137
Employer portion of withholding taxes on stock grants	–	2	–	2	3
Depreciation and amortization	3	4	7	7	16
Total adjustments to research and development	58	80	78	138	156
Restructuring charges	–	–	269	–	269
Amortization of purchased intangible assets	–	–	18	–	36
Total non-GAAP adjustments to operating expenses	309	343	596	652	1,166
Interest expense, net	16	15	23	31	50
Other expense, net	23	(5)	8	18	37
Provision for income taxes	21	15	13	36	26
Total non-GAAP adjustments	482	478	748	960	1,495
Non-GAAP net income (loss)	$70	$48	$(629)	$118	$(1,326)

Non-GAAP net income (loss) per share (diluted)	$0.00	$0.00	$(0.06)	$0.01	$(0.13)

Denominator for GAAP net income (loss) per share (diluted)	14,578	14,558	10,581	14,568	10,571
Non-GAAP adjustment	50	92	–	92	–
Denominator for non-GAAP net income (loss) per share (diluted)	14,628	14,650	10,581	14,660	10,571

GAAP operating expenses	$6,384	$5,877	$6,374	$12,261	$13,051
Non-GAAP adjustments to operating expenses	(309)	(343)	(596)	(652)	(1,166)
Non-GAAP operating expenses	$6,075	$5,534	$5,778	$11,609	$11,885

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands, except percentages)

	Three Months Ended December 31,
		% of Net		% of Net	Change
	2012	Revenue	2011	Revenue	$	%

Embedded device enablement	$5,546	45.6%	$4,994	47.8%	$552	11.1%
External device enablement	3,480	28.6%	3,349	32.0%	131	3.9%
Device management	3,136	25.8%	2,109	20.2%	1,027	48.7%
Net revenue	$12,162	100.0%	$10,452	100.0%	$1,710	16.4%

	Six Months Ended December 31,
		% of Net		% of Net	Change
	2012	Revenue	2011	Revenue	$	%

Embedded enablement	$11,334	48.5%	$10,471	48.4%	$863	8.2%
External enablement	6,755	28.9%	6,635	30.7%	120	1.8%
Device management	5,275	22.6%	4,530	20.9%	745	16.4%
Net revenue	$23,364	100.0%	$21,636	100.0%	$1,728	8.0%

	Three Months Ended December 31,
		% of Net		% of Net	Change
	2012	Revenue	2011	Revenue	$	%

Americas	$6,852	56.3%	$5,847	55.9%	$1,005	17.2%
EMEA	3,575	29.4%	2,933	28.1%	642	21.9%
Asia Pacific	1,735	14.3%	1,672	16.0%	63	3.8%
Net revenue	$12,162	100.0%	$10,452	100.0%	$1,710	16.4%

	Six Months Ended December 31,
		% of Net		% of Net	Change
	2012	Revenue	2011	Revenue	$	%
Americas	$12,808	54.8%	$11,524	53.3%	$1,284	11.1%
EMEA	6,652	28.5%	6,448	29.8%	204	3.2%
Asia Pacific	3,904	16.7%	3,664	16.9%	240	6.6%
Net revenue	$23,364	100.0%	$21,636	100.0%	$1,728	8.0%

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